AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES	
		1	1

2. AMENDMENT/MODIFICATION NO. 00003	3. EFFECTIVE DATE 4/5/2013	4. REQUISITION/PURCHASE REQ. NO. 0000HCGE-2013-55803	5. PROJECT NO. (*If applicable*)

6. ISSUED BY CODE	8219	7. ADMINISTERED BY (*If other than Item 6*) CODE	8219
Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539			

8. NAME AND ADDRESS OF CONTRACTOR (*No., Street, county, State, and ZIP Code*)			
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD #1 LANSING, MI 48906-2933		9A. AMENDMENT OF SOLICITATION NO.	
		9B. DATED (*SEE ITEM 11*)	
	X	10A. MODIFICATION OF CONTRACT/ORDER NO.	200-2011-42084
CODE 026489018	FACILITY CODE	10B. DATED (*SEE ITEM 13*)	9/30/2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___is extended. ___is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (*If required*)

THERE ARE NO FUNDS ASSOCIATED WITH THIS MODIFICATION

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.

IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
(✓)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (*Specify Authority*) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (*such as changes in paying office, appropriation date, etc.*) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.*)

The purpose of this modification is execute an Administrative change to the Contract Line Item Number (CLIN) designation to ensure contractor invoicing will match the CLIN designation in the CDC's Integrated Contracts Expert (ICE) and the Financial Management Office (FMO) databases. As a result, the contract Sub-CLINs are hereby redesignated from 0002A, 0002B, 0002C, 0002D to 0002-01, 0002-02, 0002-03, 0002-04. All other Sub-CLINs are also designated respectively.

Contracting Officer: Lawrence R. McCoy, 770.488.2087, GWG8@cdc.gov, CDC COR: Jacqueline Thomas, 404.639.1017 GTV4@cdc.gov, Vendor POC: Michael Mann, 301 216 9939, MannM@ebsi.com

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (*Type or print*)		16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*)	
/s/ Adam Havey President	Adam Havey President	Lawrence R. McCoy	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
BY (*Signature of person authorized to sign*)	5/31/2013	BY /s/ Lawrence R. McCoy (*Signature of Contracting Officer*)	5/31/2013

NSN 7540-01-152-8070 30-105 **STANDARD FORM 30** (REV. 10-83)

PREVIOUS EDITION UNUSABLE Computer Generated Prescribed by GSA

FAR (48 CFR) 53.243